UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2005

DIGITAL LIGHTWAVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21669	95-4313013
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15550 Lightwave Drive

Clearwater, Florida 33760

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (727) 442-6677

Not Applicable

(Former Names or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on April 29, 2005, Digital Lightwave, Inc. (the “Company”) received a Nasdaq Staff Determination from The Nasdaq Stock Market that the Company failed to comply with the stockholders’ equity, market value of listed securities, and net income from continuing operations requirements set forth in Marketplace Rule 4310(c)(2)(B), and that its securities would be delisted from the Nasdaq SmallCap Market at the opening of business on May 10, 2005. On May 6, 2005, the Company requested an oral hearing before the Nasdaq Listing Qualifications Panel to review the Staff Determination pursuant to Market Place Rule 4820. On May 17, 2005, The Nasdaq Stock Market informed the Company of the scheduled hearing date of June 2, 2005.

As also previously reported, on May 27, 2005, the Company notified the Nasdaq Office of Listing Qualifications Hearings of the Company’s decision to withdraw its request for the aforementioned hearing and formally drop its appeal of the delisting from the Nasdaq SmallCap Market.

On June 1, 2005, the Company received a notice from the Nasdaq Office of Listing Qualifications Hearings that the Company’s securities will be delisted from The Nasdaq Stock Market effective with the open of business on Friday, June 3, 2005.

The Company has also previously reported that it is examining other available trading alternatives for its common stock, including the OTC Bulletin Board, under the symbol DIGL to be effective following any delisting from The Nasdaq Stock Market. The Company cannot, however, provide any assurance that its common stock will be quoted on the OTC Bulletin Board, or in any other quotation service, following the delisting from The Nasdaq Stock Market.

Item 8.01. Other Events.

On June 2, 2005, the Company issued a press release with respect to the delisting of the Company’s securities from The Nasdaq Stock Market effective with the open of business on Friday, June 3, 2005, as disclosed under Item 3.01 (Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing) above. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

99.1	Press Release dated June 2, 2005, announcing the delisting of the Company’s securities from The Nasdaq Stock Market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL LIGHTWAVE, INC.

Date: June 3, 2005	By:	/s/ ROBERT F. HUSSEY
Robert F. Hussey
Interim President and
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated June 2, 2005, announcing the delisting of the Company’s securities from The Nasdaq Stock Market.